Notes Receivable	12 Months Ended
Dec. 31, 2017
Notes Receivable/Accounts Receivable, Net [Abstract]
NOTES RECEIVABLE

Note 5 – NOTES RECEIVABLE

The notes receivable includes due on demand interest-free notes to a third-party company. For the year ended December 31, 2016, the Company advanced a loan of $563,896 to a third-party company. The loan is non-interest bearing and due on demand. During the year ended December 31, 2017, the third-party company repaid $233,596 to the Company, and settled $62,393 against the amount receivable from the Company. The remaining amount of $266,390 is settled as the lease prepayment for the office space the Company leased from the third-party company. As of December 31, 2017, the outstanding balance of notes receivable was $0.